Exhibit 99.3

Notes to Condensed Combined Pro Forma Unaudited Financial Statements

On July 25, 2014, Surna, Inc. (“Surna” or “the Company”) acquired Hydro Innovations LLC (“Hydro”), a company that manufactures and sells equipment for the indoor gardening industry. The Company manufactures and/or assembles its products (the “Acquisition”).

The unaudited condensed combined pro forma statements of operations are presented as if the Acquisition had been completed on January 1, 2013 combining Hydro’s condensed audited statement of operations for the year ended December 31, 2013 and Surna’s audited condensed statement of operations for the year ended December 31, 2013. The unaudited condensed combined pro forma statements of operations for the six months ended June 30, 2014 are presented as if the Acquisition had been completed on January 1, 2013 combining Hydro’s condensed unaudited statement of operations for the six months ended June 30, 2014 and Surna’s unaudited condensed statement of operations for the six months ended June 30, 2014. The unaudited condensed combined pro forma balance sheet gives effect to the acquisition as if the Acquisition had taken place on June 30, 2014 and combines Hydro’s unaudited condensed balance sheet as of June 30, 2014 with Surna’s unaudited condensed balance sheet as of June 30, 2014.

The unaudited pro forma combined statement of income is presented for illustrative purposes only and, therefore, is not necessarily indicative of the operating results that might have been achieved had the transaction occurred as of an earlier date, nor is it necessarily indicative of the operating results that may be achieved in the future. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the Acquisition.

The unaudited pro forma combined statement of income, including the notes thereto, should be read in conjunction with Surna’s audited historical consolidated financial statements for the year ended December 31, 2013 included in our Annual Report on Form 10-K for the year ended December 31, 2013, the Form 10-Q for the quarterly periods ended March 31, 2014 and June 30, 2014 as well as Hydro’s audited financial statements for the years ended December 31, 2013 and 2012 included in Exhibit 99.1 to this Form 8-K/A.

Surna, Inc.

Unaudited Combined Pro Forma Balance Sheet

as of June 30, 2014

	June 30, 2014
	(Unaudited)			Pro Forma (Unaudited)
	Surna	Hydro		Adjustments		Combined
ASSETS
CURRENT ASSETS
Cash	$214,067	$2,637			$-	$216,704
Accounts receivable	68,399	76,444			-	144,843
Advance to related party	84,681	-			(84,681)	-
Assets held for sale	-	-			-	-
Inventory	2,507	17,631			-	20,138
Total current assets	369,654	96,712			(84,681)	381,685

Property and equipment	128,188	72,617			-	200,805
Accumulated depreciation	(5,366)	(42,809)			-	(48,175)
	122,822	29,808			-	152,630

Intangible assets	13,500	5,178	(1)(2)		631,064	649,742
Accumulated amortization	-	(3,747)			-	(3,747)
	13,500	1,432			631,064	645,995

TOTAL ASSETS	$505,976	$127,951			$546,383	$1,180,310

LIABILITIES AND MEMBERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$62,469	$46,992		$		$109,461
Payroll taxes payable		54,138				54,138
Short term line of credit		21,386				21,386
Short term loans		260,000				260,000
Advances from others		28,186				28,186
Advances from Surna, Inc.		84,681	(1)(2)		(84,681)	-
Current portion of promissory note			(1)		60,000	60,000
Amounts due to related parties held for sale		-				-
Total current liabilities	62,469	495,383			(24,681)	533,171

LONG TERM DEBT
Vehicle loan	46,571					46,571
Promissory note issued for purchase			(1)		190,000	190,000
Long term line of credit		13,632				13,632
Convertible promissory notes	759,283					759,283
Debt discount on convertible notes	(691,118)					(691,118)
Total long term debt	114,736	13,632			190,000	318,368

NONCURRENT LIABILITIES
Derivative liability on convertible debt	2,497,425					2,497,425

TOTAL LIABILITIES	2,674,630	509,015			165,319	3,348,964

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ AND MEMBERS’ DEFICIT
Members’ deficit		(381,064)	(2)		381,064	-
Shareholders’ deficit	(2,168,654)	-				(2,168,654)
	(2,168,654)	(381,064)			381,064	(2,168,654)

TOTAL LIABILITIES AND MEMBER’S DEFICIT	$505,976	$127,951			$546,383	$1,180,310

See accompanying notes to the financial statements